EXHIBIT 10.3

FIRSTBANK CORPORATION

2006 STOCK COMPENSATION PLAN

ARTICLE 1

ESTABLISHMENT AND PURPOSE OF THE PLAN

1.1     Establishment of the Plan. Firstbank Corporation, a Michigan corporation (the “Company”), hereby establishes a stock compensation plan to be known as the “Firstbank Corporation Stock Compensation Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of stock options, restricted stock, and other stock-based awards to employees of the Company and its subsidiaries.

1.2     Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company’s shareholders, through stock-based compensation, by aligning the personal interests of the Company’s employees with those of its shareholders. The Plan is also designed to allow employees to participate in the Company’s future, as well as to enable the Company to attract, retain and award good employees. Compensation related to Awards under the Plan is generally intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

1.3     Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date (“Termination Date”), provided that Awards granted prior to the Termination Date may extend beyond that date.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings set forth below:

2.1     Award means any award under this Plan of any Options, Restricted Stock, Performance Shares or Other Stock-Based Award.

2.2     Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee, and shall be subject to the terms and conditions of the Plan.

2.3     Award Date means the date that an Award is made, as specified in an Award Agreement.

2.4     Board means the Board of Directors of the Company.

2.5     Change in Control is defined in Article 12.

2.6     Code means the Internal Revenue Code of 1986, as amended.

2.7     Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan.

2.8     Common Stock means the Common Stock, no par value per share, of the Company.

2.9     Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

2.10     Early Retirement means the termination of a Participant’s employment with the Company or a Subsidiary after the Participant has attained 55 years of age and has been employed by the Company or a Subsidiary for at least ten years, or such other age as shall be determined by the Committee in its sole discretion or as otherwise may be set forth in the Award Agreement with respect to a Participant.

2.11     Effective Date means February 27, 2006.

2.12     Employee means any person employed by the Company or a subsidiary (including officers and directors who are also employees).

2.13     Fair Market Value means the closing sale price per share of the Common Stock on the relevant valuation date on the NASDAQ. If no sale of shares of Common Stock is reflected on the NASDAQ on a date, “Fair Market Value” shall be determined on the first day prior thereto on which there was a sale of shares of Common Stock reflected on NASDAQ. If the Common Stock is not traded on the NASDAQ, then the fair market value shall be determined by reference to the market on which the Common Stock then trades.

2.14     Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.15     “NASDAQ” shall mean the National Association of Securities Dealers Automated Quotation System or any successor then in use.

2.16     Non-Employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

2.17     Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

2.18     Normal Retirement means the termination of a Participant’s employment with the Company or a Subsidiary after the Participant has attained 62 years of age, and has been employed by the Company or a Subsidiary for at least five years, or such other age as shall be determined by the Committee in its sole discretion or as otherwise may be set forth in the Award Agreement with respect to a Participant and a particular Award.

2.19     Option means an Incentive Stock Option or a Nonqualified Stock Option.

2.20     Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.21     Other Stock-Based Award means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

2.22     Participant means an Employee of the Company or a Subsidiary who holds an outstanding Award granted under the Plan.

2.23     Performance Shares means an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period and upon achievement of specified performance goals or objectives.

2.24     Permitted Transferee means (i) the spouse, a child, or a grandchild of a Participant (each an “Immediate Family Member”), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are a Participant and/or one or more Immediate Family Members.

2.25     Restricted Stock means an Award granted to a Participant under Article 7 of this Plan.

2.26     Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Act”), as amended from time to time or any successor rule.

2.27     Subsidiary means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

2.28     Termination of Employment means the termination of a Participant’s employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

ARTICLE 3

ADMINISTRATION

3.1     The Committee. The Plan shall be administered by a Committee designated by the Board consisting of not less than two (2) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director. Initially, the Committee shall consist of all directors of the Company who are Non-Employee Directors.

3.2     Committee Authority. Subject to the Company’s Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to Employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:

(a)  To select the Employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

(b)  To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

(c)  To determine the number of shares of Common Stock to be covered by each Award;

(d)  To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

(e)  To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangements made by the Company or any Subsidiary other than under the terms of this Plan;

(f)  To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

(g)  To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, each Subsidiary, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder, and the Company shall indemnify and hold each such person harmless from and against any claim, demand, judgment, damages, cost, expense, and other liability resulting from or arising out of any such action or determination.

ARTICLE 4

COMMON STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 300,000 shares, which may be either unauthorized and unissued Common Stock or issued Common Stock reacquired by the Company (“Plan Shares”). Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an Award expires unexercised or is forfeited, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement.

ARTICLE 5

ELIGIBILITY

The persons who shall be eligible to receive Awards under the Plan shall be such Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.

ARTICLE 6

STOCK OPTIONS

6.1     Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option (“ISO”) or a Nonqualified Stock Option (“NQSO”).

6.2     Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

6.3     Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the Award Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

6.4     Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve. Each such Award Agreement shall comply with and be subject to the following terms and conditions:

(a)  Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

(b)  Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the Award Date.

(c)  Exercisability. Except as provided in Section 12.2, no Option shall be exercisable either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

(d)  Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 50 shares of Common Stock unless the remaining shares covered by an Option are fewer than 50 shares. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six consecutive months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period (as defined in Section 7.3(a)), applicable to the shares of Restricted Stock surrendered therefor.

(e)  Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the Participant’s lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person’s death will not be deemed a transfer.

(f)  Termination of Employment for Reasons other than Normal Retirement, Early Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Normal Retirement, Early Retirement or on account of Disability or death, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, remain exercisable, in whole or in part, for a period of three (3) months following such Termination of Employment, subject, however, to prior expiration of the term of such Option and any other limitations on the exercise of such Option in effect. Upon Termination of Employment for cause (as determined by the Committee in its sole discretion), the Participant shall have no right to exercise any outstanding unexercised Option granted under this Plan.

(g)  Termination of Employment for Normal Retirement. Upon Termination of Employment by reason of Normal Retirement, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Normal Retirement and shall not have been fully exercised, remain exercisable, in whole or in part, for a period of fifteen (15) months following such Termination of Employment, subject, however, to prior expiration of the term of such Option and any other limitations on the exercise of such Option in effect. If the Participant dies after such Normal Retirement, the Participant’s Options shall be exercisable in accordance with Section 6.4(j) below.

(h)  Termination of Employment for Early Retirement. Upon Termination of Employment by reason of Early Retirement, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Early Retirement and shall not have been fully exercised, remain exercisable, in whole or in part, for a period of fifteen (15) months year following such Termination of Employment, subject, however, to prior expiration of the term of such Option and any other limitations on the exercise of such Option in effect. If the Participant dies after such Early Retirement, the Participant’s Options shall be exercisable in accordance with Section 6.4(j) below.

(i)  Termination of Employment for Disability. Upon Termination of Employment by reason of Disability, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Disability and shall not have been fully exercised, remain exercisable, in whole or in part, for a period of one (1) year following such Termination of Employment, subject, however, to prior expiration of the term of such Option and any other limitations on the exercise of such Option in effect. If the Participant dies after such Disability, the Participant’s Options shall be exercisable in accordance with Section 6.4(j) below.

(j)  Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of death and shall not have been fully exercised, remain exercisable, in whole or in part, by the personal representative of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within one (1) year after his death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g) or Section 6.4(h), at any time within the longer of such extended period or one (1) year after death, subject, however, in any case, to the prior expiration of the term of such Option and any other limitations on the exercise of such Option in effect.

(k)  Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g), (h), (i) or (j) is applicable shall terminate upon expiration of such exercise period.

(l)  Termination for Cause. Notwithstanding the foregoing, if a Participant’s employment with the Company or a Subsidiary is terminated for cause (as determined by the Committee in its sole discretion), then the Participant shall have no right to exercise any outstanding unexercised Option granted under this Plan.

(m)  Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

ARTICLE 7

RESTRICTED STOCK

7.1     Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

7.2     Awards and Certificates. A prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)  Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

(b)  Legend. The Committee in its discretion may elect to have shares of Restricted Stock issued in book-entry form with an appropriate notation referencing any applicable restrictions. Alternatively, the Committee may in its discretion determine that a Participant receiving a Restricted Stock Award be issued a stock certificate in respect of such shares of Restricted Stock. Any stock certificates shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Firstbank Corporation 2006 Stock Compensation Plan and related Award Agreement entered into between the registered owner and the Company, dated ____________________. Copies of such Plan and Award Agreement are on file in the offices of the Company, 311 Woodworth Avenue, Alma, Michigan 48801.”

(c)  Custody. The Committee may require that the stock certificates (if any) evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3     Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)  Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

(b)  Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(c)  Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

(d)  Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the Company shall remove the legend referred to in Section 7.2(b) above from the certificates for such shares and such certificates shall be delivered to the Participant.

(e)  Waiver of Limitation. In the event of the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 7.

ARTICLE 8

PERFORMANCE SHARES

8.1     Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Committee may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors or criteria as the Committee shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

8.2     Terms and Conditions. Performance Shares awarded pursuant to this Article 8 shall be subject to the following terms and conditions:

(a)  Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the Performance Shares covered by the Award Agreement.

(b)  Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

(c)  Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Employment for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

(d)  Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Committee may determine and set forth in the Award Agreement, the Committee may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

ARTICLE 9

OTHER STOCK-BASED AWARDS

9.1     Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock (“Other Stock-Based Awards”), may be granted either alone or in addition to or in tandem with Options, Restricted Stock or Performance Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

9.2     Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

(a)  Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this Article 9 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)  Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

(c)  Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)  Waiver of Limitation. In the event of the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

(e)   Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Committee shall determine and specify in the Award Agreement.

ARTICLE 10

TERMINATION OR AMENDMENT OF THE PLAN

The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company’s shareholders, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 12.1); (ii) change the definition of Employees eligible to receive Awards under this Plan; (iii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the Award Date for an Option; (iv) extend the maximum option period under Section 6.4(b) of the Plan; or (v) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant’s consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

ARTICLE 11

UNFUNDED PLAN

This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE 12

ADJUSTMENT PROVISIONS

12.1     Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

12.2     Change in Control. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity in which, after either transaction, the prior shareholders of the Company own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Award shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation, with appropriate adjustments as to the number and kind of shares and prices. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option or award for each outstanding Award, then all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Participants that all outstanding Options shall be fully exercisable for a period of thirty (30) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period.

12.3     Adjustments by Committee. Any adjustments pursuant to this Article 12 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

ARTICLE 13

GENERAL PROVISIONS

13.1     Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.2     No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

13.3     Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of any federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the Tax Date (defined below), less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The “Tax Date” shall be the date that the amount of tax to be withheld is determined.

13.4     No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or as otherwise specifically provided by law, be subject in any manner to alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

13.5     Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

13.6     Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

13.7     Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

ARTICLE 14

SHAREHOLDER APPROVAL

The Plan shall be effective on the Effective Date and shall be submitted for approval by the shareholders of the Company at the 2006 annual meeting of shareholders. If the shareholders do not approve the Plan at such meeting, the Plan, and any Awards granted or other action taken under the Plan, shall terminate and be void and of no effect.